SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) October 15, 2004


                           VIKING CAPITAL GROUP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


            Utah                        0-22744                   87-0442090
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas 75240
       ------------------------------------------------------------------
              (Address of Principal Executive Offices)   (Zip Code)


                                 (972) 386-9996
                                 --------------
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.02  Departure of Directors or Principal Officers; Elections of Directors;
           Appointment of Principal Officers

Effective October 15, 2004, G. David Henry accepted his appointment as director of Viking Capital Group, Inc. Each director of the Registrant serves for a period of one year or until election by the shareholders of directors at its next annual meeting.

The Registrant's relationship to Mr. Henry is that he is the largest shareholder since February 4, 2004. Mr. Henry currently owns 26.7% (including options) of the Registrant and has been a shareholder since 1996. Mr. Henry has not held any committee positions prior to his appointment and acceptance. Mr. Henry, age 57, is a retired executive of British Petroleum.












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


Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Viking Capital Group, Inc.


Date: October 15, 2004                    /s/ William J. Fossen
                                        ----------------------------
                                              William J. Fossen
                                              Chairman

















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